Exhibit 99.2 Supplemental Information 4th Quarter 2018

Table of Contents Financial Overview 3 Segment Overview 6 Senior Housing 7 Health Care Services 12 G&A Expense & Transaction Costs 13 Capital Expenditures 14 Cash Lease Payments 15 Unconsolidated Ventures 16 Debt & Liquidity 17 The Company reports information on five segments. Three segments Net Asset Value Elements 19 (Independent Living, Assisted Living and Memory Care and CCRCs) constitute the Company's consolidated senior housing portfolio. The Health Care Services segment includes the Company's home health, Definitions 20 hospice and outpatient therapy services. The Management Services segment includes the services provided to unconsolidated communities Appendix: that are operated under management agreements. The Company formerly referred to the Independent Living segment as the Retirement Consolidated Statements of Cash Flows 23 Centers segment, the Assisted Living and Memory Care segment as the Assisted Living segment, and the Health Care Services segment as the Brookdale Ancillary Services segment. The name changes had no effect on Non-GAAP Financial Measures 24 the underlying methodology related to, or results of operations of, the segments. 2

Overview

($ in 000s)	2017					2018					YoY
	Q1	Q2	Q3	Q4	Full Year	Q1	Q2	Q3	Q4	Full Year	B(W)
Resident fee and management fee revenue	$ 1,032,821	$ 956,512	$ 941,030	$ 925,622	$ 3,855,985	$ 924,947	$ 913,040	$ 858,707	$ 824,503	$ 3,521,197	(8.7)%
Net income (loss)	$ (126,361)	$ (46,337)	$ (413,929)	$ 15,021	$ (571,606)	$ (457,234)	$ (165,509)	$ (37,140)	$ 131,531	$ (528,352)	7.6 %
Net cash provided by operating activities [1]	$ 66,773	$ 133,759	$ 93,791	$ 84,036	$ 378,359	$ 37,964	$ 60,620	$ 71,924	$ 33,453	$ 203,961	(46.1)%
Adjusted EBITDA	$ 198,296	$ 160,325	$ 141,829	$ 138,116	$ 638,566	$ 130,000	$ 142,211	$ 124,901	$ 112,479	$ 509,591	(20.2)%
Adjusted Free Cash Flow [1]	$ 63,452	$ 40,610	$ 16,360	$ (11,174)	$ 109,248	$ 5,485	$ 12,362	$ 6,172	$ (4,264)	$ 19,755	(81.9)%
Brookdale's Proportionate Share of Adjusted EBITDA of Unconsolidated Ventures	$ 17,126	$ 18,219	$ 16,788	$ 17,723	$ 69,856	$ 16,749	$ 14,111	$ 11,280	$ 10,419	$ 52,559	(24.8)%
Brookdale's Proportionate Share of Adjusted Free Cash Flow of Unconsolidated Ventures [1]	$ 8,750	$ 7,920	$ 6,709	$ 12,037	$ 35,416	$ 5,824	$ 5,798	$ 8,352	$ 2,048	$ 22,022	(37.8)%

As of December 31, 2018



Managed - 3rd Party: 187
Managed - Venture: 18
Leased: 343
892 communities
Owned: 344
687 consolidated



Managed - 3rd Party: 20,361
Leased: 24,623
84,279 units
Managed - Venture: [2] 7,426
Owned: 31,869
56,492 consolidated

Q4 2018 weighted average occupancy (owned and leased communities)

Occupancy Band	Community Count	% of Period End Communities
Greater than 95%	153	22%
90% < 95%	131	19%
85% < 90%	98	14%
80% < 85%	90	13%
Less than 80%	215	32%
Total	687	

Consolidated Portfolio Average Asset Age	~ 23 years

(1) Reflects the retrospective adoption of ASU 2016-15. Refer to page 24 for additional detail.

(2) Brookdale's weighted average unit ownership percentage (period end) is 50.3%.

Important Note Regarding Non-GAAP Financial Measures. Adjusted EBITDA, Adjusted Free Cash Flow, Brookdale's Proportionate Share of Adjusted EBITDA of Unconsolidated Ventures and Brookdale's Proportionate Share of Adjusted Free Cash Flow of Unconsolidated Ventures are financial measures that are not calculated in accordance with U.S. generally accepted accounting principles (GAAP). See the definitions of such measures under "Definitions" below and important information regarding such measures, including reconciliations to the most comparable GAAP financial measures, under "Non-GAAP Financial Measures" below.

3

Adjusted EBITDA and Adjusted Free Cash Flow

BROOKDALE SENIOR LIVING

(All amounts in 000s)	2017					2018					YoY
	Q1	Q2	Q3	Q4	Full Year	Q1	Q2	Q3	Q4	Full Year	*B(W)*
Resident fee and management fee revenue	$ 1,032,821	$ 956,512	$ 941,030	$ 925,622	$ 3,855,985	$ 924,947	$ 913,040	$ 858,707	$ 824,503	$ 3,521,197	(8.7)%
Less: Facility operating expense [1]	(674,542)	(642,405)	(650,654)	(634,554)	(2,602,155)	(632,325)	(627,076)	(607,076)	(586,851)	(2,453,328)	5.7 %
Combined Segment Operating Income	358,279	314,107	290,376	291,068	1,253,830	292,622	285,964	251,631	237,652	1,067,869	(14.8)%
Less: General and administrative expense (including non-cash stock-based compensation expense)	(65,560)	(67,090)	(63,779)	(59,017)	(255,446)	(76,710)	(60,314)	(57,309)	(56,162)	(250,495)	1.9 %
Add: Non-cash stock-based compensation expense	7,774	7,246	7,527	5,285	27,832	8,406	6,269	6,035	5,357	26,067	6.3 %
Less: Transaction costs	(7,593)	(3,339)	(1,992)	(9,649)	(22,573)	(4,725)	(2,593)	(1,487)	(175)	(8,980)	60.2 %
Less: Cash operating lease payments *(see page 15)*	(94,604)	(90,599)	(90,303)	(89,571)	(365,077)	(89,593)	(87,115)	(73,969)	(74,193)	(324,870)	11.0 %
Adjusted EBITDA	**198,296**	**160,325**	**141,829**	**138,116**	**638,566**	**130,000**	**142,211**	**124,901**	**112,479**	**509,591**	**(20.2)%**
Less: Interest expense, net	(83,645)	(69,076)	(71,157)	(67,054)	(290,932)	(62,292)	(65,352)	(63,428)	(60,297)	(251,369)	13.6 %
Less: Lease financing debt amortization	(17,248)	(14,382)	(14,626)	(18,650)	(64,906)	(21,114)	(18,787)	(13,370)	(6,537)	(59,808)	7.9 %
Add: Proceeds from entrance fees, net of refunds and amortization	(173)	541	(547)	811	632	831	(218)	358	155	1,126	78.2 %
Add/Less: Other [2]	944	2,034	1,866	7,511	12,355	(204)	2,189	(1,014)	1,493	2,464	(80.1)%
Less: Non-Development Capital Expenditures, net *(see page 14)*	(34,722)	(38,832)	(41,005)	(71,908)	(186,467)	(41,736)	(47,681)	(41,275)	(51,557)	(182,249)	2.3 %
Adjusted Free Cash Flow	**$ 63,452**	**$ 40,610**	**$ 16,360**	**$ (11,174)**	**$ 109,248**	**$ 5,485**	**$ 12,362**	**$ 6,172**	**$ (4,264)**	**$ 19,755**	**(81.9)%**
Brookdale's Proportionate Share of Unconsolidated Ventures											
Adjusted EBITDA	**$ 17,126**	**$ 18,219**	**$ 16,788**	**$ 17,723**	**$ 69,856**	**$ 16,749**	**$ 14,111**	**$ 11,280**	**$ 10,419**	**$ 52,559**	**(24.8)%**
Adjusted Free Cash Flow	**$ 8,750**	**$ 7,920**	**$ 6,709**	**$ 12,037**	**$ 35,416**	**$ 5,824**	**$ 5,798**	**$ 8,352**	**$ 2,048**	**$ 22,022**	**(37.8)%**
Weighted average shares used in computing basic net income (loss) per share	**185,689**	**186,212**	**186,298**	**186,412**	**186,155**	**186,880**	**187,585**	**187,675**	**187,721**	**187,468**	

(1) Includes hurricane and natural disaster expense of $5.3 million, $1.9 million and $1.5 million in Q3 2017, Q4 2017 and Q3 2018, respectively.
(2) Primarily consists of proceeds from property insurance and cash paid for state income taxes.

4

Adjusted EBITDA and Adjusted Free Cash Flow Distribution

BROOKDALE SENIOR LIVING

($ in 000s)

	Q4 2018					
	Total	**Senior Housing Owned Portfolio**	**Senior Housing Leased Portfolio**	**Health Care Services**	**Management Services**	**Other** [1]
Resident fee and management fee revenue	$ 824,503	$ 382,533	$ 315,938	$ 108,326	$ 17,706	$ —
Less: Facility operating expense	(586,851)	(270,659)	(213,938)	(102,254)	—	—
Combined Segment Operating Income	237,652	111,874	102,000	6,072	17,706	—
Less: General and administrative expense (including non-cash stock-based compensation expense)	(56,162)	(14,641)	(12,092)	(8,587)	(12,953)	(7,889)
Add: Non-cash stock-based compensation expense	5,357	—	—	—	—	5,357
Less: Transaction costs	(175)	—	—	—	—	(175)
Less: Cash operating lease payments	(74,193)	—	(72,324)	—	—	(1,869)
Adjusted EBITDA	**112,479**	**97,233**	**17,584**	**(2,515)**	**4,753**	**(4,576)**
Less: Interest expense, net	(60,297)	(46,920)	(15,645)	—	—	2,268
Less: Lease financing debt amortization	(6,537)	—	(6,121)	—	—	(416)
Add: Proceeds from entrance fees, net of refunds and amortization	155	—	155	—	—	—
Add/Less: Other	1,493	—	—	—	—	1,493
Less: Non-Development Capital Expenditures, net	(51,557)	(18,972)	(12,530)	—	—	(20,055)
Adjusted Free Cash Flow	**$ (4,264)**	**$ 31,341**	**$ (16,557)**	**$ (2,515)**	**$ 4,753**	**$ (21,286)**

(1) Other is primarily comprised of corporate capital expenditures, unallocated G&A expense (primarily organizational restructuring costs), non-cash stock-based compensation and transaction costs.

5

Segment Overview

BROOKDALE SENIOR LIVING

($ in 000s, except RevPAR and RevPOR)	2017 Q1	2017 Q2	2017 Q3	2017 Q4	2017 Full Year	2018 Q1	2018 Q2	2018 Q3	2018 Q4	2018 Full Year	YoY B(W)
Total Senior Housing, Health Care Services and Management Services [1]											
Revenue	$1,032,821	$ 956,512	$ 941,030	$ 925,622	$3,855,985	$ 924,947	$ 913,040	$ 858,707	$ 824,503	$3,521,197	(8.7)%
Combined Segment Operating Income	$ 358,279	$ 314,107	$ 290,376	$ 291,068	$1,253,830	$ 292,622	$ 285,964	$ 251,631	$ 237,652	$1,067,869	(14.8)%
Combined Segment Operating Margin	*34.7%*	*32.8%*	*30.9%*	*31.4%*	*32.5%*	*31.6%*	*31.3%*	*29.3%*	*28.8%*	*30.3%*	*-220 bps*
Senior Housing *(see page 7)*											
Revenue	$ 904,955	$ 823,880	$ 812,288	$ 792,755	$3,333,878	$ 795,746	$ 786,116	$ 731,903	$ 698,471	$3,012,236	(9.6)%
Senior Housing Operating Income	$ 326,756	$ 278,562	$ 262,415	$ 258,904	$1,126,637	$ 265,623	$ 258,690	$ 223,616	$ 213,874	$ 961,803	(14.6)%
Senior Housing Operating Margin	*36.1%*	*33.8%*	*32.3%*	*32.7%*	*33.8%*	*33.4%*	*32.9%*	*30.6%*	*30.6%*	*31.9%*	-190 bps
Number of communities (period end)	838	829	820	794	794	792	748	729	687	687	(13.5)%
Period end number of units	71,186	70,263	69,675	66,641	66,641	66,355	61,709	60,009	56,492	56,492	(15.2)%
Total Average Units	76,862	70,833	70,112	67,652	71,365	66,557	66,342	61,370	58,407	63,170	(11.5)%
RevPAR	$ 3,919	$ 3,873	$ 3,860	$ 3,904	$ 3,890	$ 3,983	$ 3,948	$ 3,973	$ 3,984	$ 3,972	2.1 %
Weighted average occupancy	85.3%	84.6%	84.8%	85.2%	85.0%	84.4%	84.1%	84.2%	84.4%	84.3%	-70 bps
RevPOR	$ 4,597	$ 4,580	$ 4,552	$ 4,584	$ 4,578	$ 4,717	$ 4,692	$ 4,718	$ 4,721	$ 4,712	2.9 %
Health Care Services Segment											
Revenue	$ 111,972	$ 110,190	$ 110,604	$ 113,496	$ 446,262	$ 110,520	$ 109,853	$ 108,276	$ 108,326	$ 436,975	(2.1)%
Segment Operating Income	$ 15,629	$ 13,103	$ 9,823	$ 12,793	$ 51,348	$ 8,318	$ 10,203	$ 9,487	$ 6,072	$ 34,080	(33.6)%
Segment Operating Margin	*14.0%*	*11.9%*	*8.9%*	*11.3%*	*11.5%*	*7.5%*	*9.3%*	*8.8%*	*5.6%*	*7.8%*	*-370 bps*
Management Services Segment											
Segment Operating Income (comprised solely of management fees)	$ 15,894	$ 22,442	$ 18,138	$ 19,371	$ 75,845	$ 18,681	$ 17,071	$ 18,528	$ 17,706	$ 71,986	(5.1)%
G&A Allocation *(see page 13)*	(11,238)	(14,184)	(13,134)	(12,979)	(51,535)	(14,320)	(13,703)	(14,470)	(12,953)	(55,446)	(7.6)%
Segment Operating Income (Adjusted to Include G&A Allocation)	$ 4,656	$ 8,258	$ 5,004	$ 6,392	$ 24,310	$ 4,361	$ 3,368	$ 4,058	$ 4,753	$ 16,540	(32.0)%
Segment Operating Margin (Adjusted to Include G&A Allocation)	*29.3%*	*36.8%*	*27.6%*	*33.0%*	*32.1%*	*23.3%*	*19.7%*	*21.9%*	*26.8%*	*23.0%*	*-910 bps*
Resident fee revenue under management	$ 310,050	$ 371,381	$ 371,165	$ 386,253	$1,438,849	$ 394,392	$ 357,469	$ 384,984	$ 359,861	$1,496,706	4.0 %
Number of communities (period end)	214	210	211	229	229	218	240	232	205	205	(10.5)%
Period end number of units	31,284	31,454	31,527	33,941	33,941	32,754	33,176	32,511	27,787	27,787	(18.1)%
Total Average Units	25,702	31,361	31,417	33,176	30,414	33,699	30,422	32,471	28,975	31,392	3.2 %
RevPAR	$ 3,939	$ 3,876	$ 3,864	$ 3,804	$ 3,866	$ 3,821	$ 3,819	$ 3,859	$ 4,036	$ 3,880	0.4 %
Weighted average occupancy	86.3%	84.8%	84.5%	84.7%	85.0%	84.2%	83.6%	84.0%	83.7%	83.9%	-110 bps
RevPOR	$ 4,549	$ 4,570	$ 4,566	$ 4,483	$ 4,546	$ 4,531	$ 4,559	$ 4,585	$ 4,823	$ 4,626	1.8 %

(1) Excludes reimbursed costs on behalf of managed communities of $891,131 and $1,010,229 (in thousands) for the years ended December 31, 2017 and 2018, respectively.

6

Senior Housing Segments

($ in 000s, except RevPAR and RevPOR)	2017					2018					YoY
	Q1	Q2	Q3	Q4	Full Year	Q1	Q2	Q3	Q4	Full Year	B(W)
Independent Living											
Revenue	$ 172,620	$ 162,248	$ 161,986	$ 157,342	$ 654,196	$ 158,397	$ 159,293	$ 144,631	$ 137,656	$ 599,977	(8.3)%
Segment Operating Income	$ 74,002	$ 67,297	$ 65,907	$ 64,211	$ 271,417	$ 64,422	$ 65,134	$ 57,106	$ 53,947	$ 240,609	(11.4)%
Segment Operating Margin	*42.9%*	*41.5%*	*40.7%*	*40.8%*	*41.5%*	*40.7%*	*40.9%*	*39.5%*	*39.2%*	*40.1%*	*-140 bps*
Number of communities (period end)	86	86	85	84	84	84	75	75	68	68	(19.0)%
Period end number of units	16,071	16,071	15,961	15,042	15,042	15,045	13,559	13,550	12,419	12,419	(17.4)%
Total Average Units	17,108	16,071	16,061	15,256	16,124	15,045	15,083	13,553	12,973	14,164	(12.2)%
RevPAR	$ 3,363	$ 3,365	$ 3,362	$ 3,438	$ 3,381	$ 3,509	$ 3,520	$ 3,557	$ 3,537	$ 3,530	4.4 %
Weighted average occupancy	88.0%	87.3%	87.6%	88.1%	87.7%	87.7%	88.1%	89.5%	90.0%	88.8%	110 bps
RevPOR	$ 3,823	$ 3,857	$ 3,836	$ 3,905	$ 3,854	$ 4,004	$ 3,993	$ 3,973	$ 3,930	$ 3,977	3.2 %
Assisted Living and Memory Care											
Revenue	$ 590,537	$ 547,430	$ 542,227	$ 530,494	$2,210,688	$ 532,280	$ 522,027	$ 483,125	$ 458,419	$1,995,851	(9.7)%
Segment Operating Income	$ 217,439	$ 186,921	$ 173,576	$ 171,122	$ 749,058	$ 176,538	$ 169,737	$ 144,701	$ 138,006	$ 628,982	(16.0)%
Segment Operating Margin	*36.8%*	*34.1%*	*32.0%*	*32.3%*	*33.9%*	*33.2%*	*32.5%*	*30.0%*	*30.1%*	*31.5%*	*-240 bps*
Number of communities (period end)	720	713	705	682	682	681	645	627	593	593	(13.0)%
Period end number of units	47,296	46,999	46,520	44,773	44,773	44,728	41,266	39,725	37,500	37,500	(16.2)%
Total Average Units	50,540	47,246	46,858	45,448	47,523	44,773	44,403	40,933	38,807	42,229	(11.1)%
RevPAR	$ 3,895	$ 3,862	$ 3,857	$ 3,891	$ 3,877	$ 3,963	$ 3,919	$ 3,934	$ 3,937	$ 3,939	1.6 %
Weighted average occupancy	84.7%	83.9%	84.2%	84.5%	84.3%	83.4%	82.9%	82.7%	82.7%	83.0%	-130 bps
RevPOR	$ 4,600	$ 4,602	$ 4,582	$ 4,604	$ 4,597	$ 4,750	$ 4,725	$ 4,755	$ 4,759	$ 4,747	3.3 %
CCRCs											
Revenue	$ 141,798	$ 114,202	$ 108,075	$ 104,919	$ 468,994	$ 105,069	$ 104,796	$ 104,147	$ 102,396	$ 416,408	(11.2)%
Segment Operating Income	$ 35,315	$ 24,344	$ 22,932	$ 23,571	$ 106,162	$ 24,663	$ 23,819	$ 21,809	$ 21,921	$ 92,212	(13.1)%
Segment Operating Margin	*24.9%*	*21.3%*	*21.2%*	*22.5%*	*22.6%*	*23.5%*	*22.7%*	*20.9%*	*21.4%*	*22.1%*	*-50 bps*
Number of communities (period end)	32	30	30	28	28	27	28	27	26	26	(7.1)%
Period end number of units	7,819	7,193	7,194	6,826	6,826	6,582	6,884	6,734	6,573	6,573	(3.7)%
Total Average Units	9,214	7,516	7,193	6,948	7,718	6,739	6,856	6,884	6,627	6,777	(12.2)%
RevPAR	$ 5,086	$ 5,028	$ 4,989	$ 5,012	$ 5,032	$ 5,172	$ 5,079	$ 5,024	$ 5,128	$ 5,100	1.4 %
Weighted average occupancy	83.5%	83.0%	82.6%	83.2%	83.1%	84.1%	83.0%	82.6%	83.1%	83.2%	10 bps
RevPOR	$ 6,091	$ 6,063	$ 6,046	$ 6,027	$ 6,059	$ 6,160	$ 6,115	$ 6,082	$ 6,172	$ 6,132	1.2 %

7

Senior Housing: Same Community ($ in 000s, except RevPAR and RevPOR) 2017 (1) 2018 (1) YoY Q1 Q2 Q3 Q4 Full Year Q1 Q2 Q3 Q4 Full Year B(W) Revenue $ 648,135 $ 640,755 $ 637,802 $ 639,082 $2,565,774 $ 647,347 $ 639,754 $ 640,513 $ 640,868 $2,568,482 0.1 % Community Labor Expense (266,221) (271,496) (275,564) (278,635) (1,091,916) (281,856) (282,966) (291,088) (290,755) (1,146,665) (5.0)% Other facility operating expense (138,353) (144,238) (145,741) (144,592) (572,924) (146,204) (146,461) (149,910) (152,361) (594,936) (3.8)% Facility operating expense (2) (404,574) (415,734) (421,305) (423,227) (1,664,840) (428,060) (429,427) (440,998) (443,116) (1,741,601) (4.6)% Same Community Operating Income $ 243,561 $ 225,021 $ 216,497 $ 215,855 $ 900,934 $ 219,287 $ 210,327 $ 199,515 $ 197,752 $ 826,881 (8.2)% Same Community Operating Margin 37.6% 35.1% 33.9% 33.8% 35.1% 33.9% 32.9% 31.1% 30.9% 32.2% -290 bps Total Average Units 52,985 52,994 53,018 53,002 53,000 52,998 52,996 52,991 52,989 52,993 — % RevPAR $ 4,075 $ 4,028 $ 4,008 $ 4,017 $ 4,032 $ 4,069 $ 4,022 $ 4,027 $ 4,029 $ 4,037 0.1 % Weighted average occupancy 86.0% 85.3% 85.6% 86.0% 85.7% 85.1% 84.5% 84.8% 84.7% 84.8% -90 bps RevPOR $ 4,741 $ 4,721 $ 4,685 $ 4,673 $ 4,705 $ 4,783 $ 4,758 $ 4,749 $ 4,757 $ 4,762 1.2 % Same Community Operating Income/Weighted average occupancy Same Community RevPAR 86.0% 86.0% 85.6% 85.3% 85.1% 84.8% 84.5% 84.7% $243,561 $225,021 $216,497 $215,855 $219,287 $210,327 $4,075 $4,069 $199,515 $197,752 $4,029 $4,028 $4,008 $4,017 $4,022 $4,027 Q1 2017 Q2 2017 Q3 2017 Q4 2017 Q1 2018 Q2 2018 Q3 2018 Q4 2018 Q1 2017 Q2 2017 Q3 2017 Q4 2017 Q1 2018 Q2 2018 Q3 2018 Q4 2018 (1) Reflects 664 communities owned or leased during each period. (2) Excludes hurricane and natural disaster expense. 8

Senior Housing: Owned Portfolio

($ in 000s, except RevPAR and RevPOR)	2017					2018					YoY
	Q1	Q2	Q3	Q4	Full Year	Q1	Q2	Q3	Q4	Full Year	B(W)
Resident fee revenue	$ 388,310	$ 381,418	$ 376,896	$ 377,586	$1,524,210	$ 383,910	$ 388,108	$ 387,585	$ 382,533	$1,542,136	1.2 %
Less: Facility operating expense	(252,673)	(257,991)	(261,069)	(260,799)	(1,032,532)	(260,673)	(265,066)	(273,881)	(270,659)	(1,070,279)	(3.7)%
Owned Portfolio Operating Income	135,637	123,427	115,827	116,787	491,678	123,237	123,042	113,704	111,874	471,857	(4.0)%
Less: G&A Portfolio Allocation *(see page 13)*	(16,808)	(17,580)	(16,326)	(15,176)	(65,890)	(16,616)	(14,924)	(15,061)	(14,641)	(61,242)	7.1 %
Owned Portfolio Operating Income (Adjusted to Include G&A Portfolio Allocation)	**$ 118,829**	**$ 105,847**	**$ 99,501**	**$ 101,611**	**$ 425,788**	**$ 106,621**	**$ 108,118**	**$ 98,643**	**$ 97,233**	**$ 410,615**	**(3.6)%**
Additional Information											
Interest expense: property level and corporate debt	$ (40,285)	$ (41,352)	$ (44,214)	$ (46,031)	$ (171,882)	$ (45,727)	$ (48,967)	$ (46,891)	$ (46,920)	$ (188,505)	(9.7)%
Community level capital expenditures, net *(see page 14)*	$ (14,549)	$ (17,493)	$ (18,523)	$ (33,403)	$ (83,968)	$ (19,474)	$ (18,295)	$ (16,126)	$ (18,972)	$ (72,867)	13.2 %
Number of communities (period end)	362	360	360	360	360	358	363	363	344	344	(4.4)%
Period end number of units	33,016	32,765	32,721	32,539	32,539	32,417	33,287	33,359	31,869	31,869	(2.1)%
Total Average Units	33,041	32,921	32,734	32,579	32,819	32,549	33,255	33,338	33,062	33,051	0.7 %
RevPAR	$ 3,916	$ 3,862	$ 3,838	$ 3,863	$ 3,870	$ 3,932	$ 3,890	$ 3,875	$ 3,857	$ 3,888	0.5 %
Weighted average occupancy	84.4%	83.9%	84.0%	84.9%	84.3%	84.3%	83.9%	84.0%	83.5%	83.9%	-40 bps
RevPOR	$ 4,641	$ 4,603	$ 4,569	$ 4,550	$ 4,591	$ 4,664	$ 4,637	$ 4,613	$ 4,619	$ 4,634	0.9 %

	As of December 31, 2018
Interest Coverage	2.0x
Net Debt *(see page 18)*	$ 3,226,778

9

Senior Housing: Leased Portfolio

BROOKDALE SENIOR LIVING

($ in 000s, except RevPAR and RevPOR)	2017 Q1	2017 Q2	2017 Q3	2017 Q4	2017 Full Year	2018 Q1	2018 Q2	2018 Q3	2018 Q4	2018 Full Year	YoY B(W)
Resident fee revenue	$ 516,645	$ 442,462	$ 435,392	$ 415,169	$1,809,668	$ 411,836	$ 398,008	$ 344,318	$ 315,938	$1,470,100	(18.8)%
Less: Facility operating expense	(325,526)	(287,327)	(288,804)	(273,052)	(1,174,709)	(269,450)	(262,360)	(234,406)	(213,938)	(980,154)	16.6 %
Leased Portfolio Operating Income	191,119	155,135	146,588	142,117	634,959	142,386	135,648	109,912	102,000	489,946	(22.8)%
Less: G&A Portfolio Allocation *(see page 13)*	(22,362)	(20,394)	(18,860)	(16,686)	(78,302)	(17,824)	(16,015)	(13,380)	(12,092)	(59,311)	24.3 %
Leased Portfolio Operating Income (Adjusted to Include G&A Portfolio Allocation)	**$ 168,757**	**$ 134,741**	**$ 127,728**	**$ 125,431**	**$ 556,657**	**$ 124,562**	**$ 119,633**	**$ 96,532**	**$ 89,908**	**$ 430,635**	**(22.6)%**
Additional Information											
Total cash lease payments on leased portfolio *(see page 15)*	$ (152,041)	$ (129,853)	$ (129,523)	$ (127,647)	$ (539,064)	$ (127,302)	$ (122,004)	$ (103,030)	$ (94,090)	$ (446,426)	17.2 %
Proceeds from entrance fees, net of refunds and amortization	$ (173)	$ 541	$ (547)	$ 811	$ 632	$ 831	$ (218)	$ 358	$ 155	$ 1,126	78.2 %
Community level capital expenditures, net *(see page 14)*	$ (14,161)	$ (13,445)	$ (14,569)	$ (25,072)	$ (67,247)	$ (14,474)	$ (15,159)	$ (13,756)	$ (12,530)	$ (55,919)	16.8 %
Number of communities (period end)	476	469	460	434	434	434	385	366	343	343	(21.0)%
Period end number of units	38,170	37,498	36,954	34,102	34,102	33,938	28,422	26,650	24,623	24,623	(27.8)%
Total Average Units	43,821	37,912	37,378	35,073	38,546	34,008	33,087	28,032	25,345	30,119	(21.9)%
RevPAR	$ 3,922	$ 3,883	$ 3,879	$ 3,942	$ 3,906	$ 4,032	$ 4,006	$ 4,090	$ 4,149	$ 4,063	4.0 %
Weighted average occupancy	85.9%	85.2%	85.5%	85.5%	85.5%	84.6%	84.3%	84.5%	85.6%	84.7%	-80 bps
RevPOR	$ 4,564	$ 4,557	$ 4,537	$ 4,610	$ 4,569	$ 4,766	$ 4,752	$ 4,840	$ 4,847	$ 4,797	5.0 %

	As of December 31, 2018
Lease Coverage	0.95x

Lease Maturity Information as of December 31, 2018

Initial lease maturities	Leased communities with purchase options: Community count	Leased communities with purchase options: Total Average Units	Leased communities without purchase options: Community count	Leased communities without purchase options: Total Average Units	Total leased communities: Community count	Total leased communities: Total Average Units	Year ended December 31, 2018: Total cash lease payments
2019	—	—	3	301	3	301	$ 4,035
2020	2	89	36	1,584	38	1,673	16,720
2021	—	—	6	593	6	593	7,969
2022	1	114	4	369	5	483	4,797
2023	1	103	3	787	4	890	17,453
Thereafter	83	4,069	204	16,614	287	20,683	316,529
Total	87	4,375	256	20,248	343	24,623	$ 367,503

10

New Supply (1)

BROOKDALE SENIOR LIVING

Brookdale's Largest 20 Markets - Competitive Summary

	Brookdale in NIC Markets				Competition Within 20 Minute Drive					
Market	**Community Count**	**Total Average Units (IL/AL/MC)**	**Q4 2018 Weighted Average Occupancy**	**Q4 2018 RevPAR**	**New Const. Properties (2)**	**IL/AL/MC New Const. Units (2)**	**1 Yr Projected Unit Opens % of Supply (2)**	**Current Saturation (3)**	**5 Yr Projected Total Pop Growth (4)**	**5 Yr Projected Age 75 + Pop w/ Inc. $50k + Growth (4)**
Chicago, IL	15	2,556	91.0%	$ 4,098	11	1,590	6.0%	22.5%	1.3%	27.4%
Los Angeles, CA	19	2,050	82.8%	3,989	8	1,264	5.1%	9.8%	3.1%	33.7%
Phoenix, AZ	21	1,688	87.3%	3,868	12	1,882	8.2%	25.5%	7.9%	47.2%
Dallas, TX	22	1,419	86.9%	3,413	11	1,549	5.7%	27.5%	9.6%	43.6%
Denver, CO	12	1,400	81.7%	4,345	10	1,465	11.1%	24.3%	8.1%	52.1%
Seattle, WA	16	1,391	88.7%	4,078	2	193	1.2%	26.9%	7.7%	48.9%
Portland, OR	15	1,272	93.3%	3,905	4	424	2.5%	38.2%	7.2%	44.4%
Charlotte, NC	17	1,270	89.6%	4,543	2	197	2.0%	33.1%	9.6%	49.7%
Jacksonville, FL	9	1,011	81.6%	3,320	3	602	10.4%	28.6%	7.6%	53.1%
Detroit, MI	10	950	84.0%	3,089	10	993	6.3%	26.0%	1.6%	41.9%
Miami, FL	7	939	82.9%	3,421	7	857	5.2%	18.3%	5.7%	40.7%
Austin, TX	9	925	85.2%	5,437	4	645	8.5%	25.3%	13.6%	50.3%
San Antonio, TX	11	874	75.5%	3,134	—	—	—%	21.9%	8.4%	39.0%
Riverside, CA	8	808	86.4%	3,571	4	604	6.4%	15.0%	5.5%	41.1%
Tampa, FL	7	789	69.1%	2,716	2	152	1.5%	20.4%	5.7%	46.3%
Houston, TX	10	764	81.2%	4,205	6	667	5.8%	17.1%	9.4%	45.1%
Cleveland, OH	6	740	77.4%	4,253	2	181	2.4%	25.3%	0.3%	35.7%
Kansas City, MO	7	706	91.2%	5,582	3	353	3.6%	36.5%	5.1%	41.9%
Orlando, FL	9	676	92.0%	3,288	2	232	3.9%	19.5%	8.7%	50.3%
Colorado Springs, CO	5	644	84.2%	3,527	—	—	—%	25.5%	7.9%	49.9%
Top 20 Markets	**235**	**22,872**	**85.3%**	**$ 3,936**	**103**	**13,850**	**4.8%**	**24.4%**	**6.7%**	**44.1%**
All Other NIC Markets	**263**	**20,191**	**82.9%**	**$ 4,070**	**120**	**13,846**	**3.8%**	**23.8%**	**4.4%**	**39.9%**

(1) Data reflected is for the consolidated senior housing portfolio only.
(2) NIC MAP Supply Set, Q4 2018 "New Construction" properties with projected open dates through Q4 2019.
(3) Saturation is equal to units per population Age 75+ with income 50k+.
(4) Percentage changes are based on data from ESRI for 2018-2023.

11

Health Care Services

($ in 000s)	2017					2018					YoY
	Q1	Q2	Q3	Q4	Full Year	Q1	Q2	Q3	Q4	Full Year	B(W)
Resident fee revenue [1]											
Home Health	$ 92,241	$ 88,561	$ 87,315	$ 89,272	$ 357,389	$ 85,490	$ 83,818	$ 81,722	$ 81,033	$ 332,063	(7.1)%
Hospice	13,346	15,441	17,328	18,248	64,363	19,327	19,676	20,574	21,257	80,834	25.6 %
Outpatient Therapy	6,375	6,179	5,941	5,937	24,432	5,685	6,359	5,980	6,036	24,060	(1.5)%
Other health care services	10	9	20	39	78	18	—	—	—	18	(76.9)%
Segment resident fee revenue	111,972	110,190	110,604	113,496	446,262	110,520	109,853	108,276	108,326	436,975	(2.1)%
Segment Operating Income	$ 15,629	$ 13,103	$ 9,823	$ 12,793	$ 51,348	$ 8,318	$ 10,203	$ 9,487	$ 6,072	$ 34,080	(33.6)%
Segment Operating Margin	*14.0%*	*11.9%*	*8.9%*	*11.3%*	*11.5%*	*7.5%*	*9.3%*	*8.8%*	*5.6 %*	*7.8%*	*-370 bps*
Less: G&A allocation *(see page 13)*	(7,225)	(7,128)	(7,091)	(7,630)	(29,074)	(7,113)	(6,990)	(6,629)	(8,587)	(29,319)	(0.8)%
Segment Operating Income (Adjusted to Include G&A Allocation)	**$ 8,404**	**$ 5,975**	**$ 2,732**	**$ 5,163**	**$ 22,274**	**$ 1,205**	**$ 3,213**	**$ 2,858**	**$ (2,515)**	**$ 4,761**	**(78.6)%**
Segment Operating Margin (Adjusted to Include G&A Allocation)	*7.5%*	*5.4%*	*2.5%*	*4.5%*	*5.0%*	*1.1%*	*2.9%*	*2.6%*	*(2.3)%*	*1.1%*	*-390 bps*
Additional Information											
Interest expense	$ (288)	$ (165)	$ (168)	$ (132)	$ (753)	$ —	$ —	$ —	$ —	$ —	100.0 %
Community level capital expenditures, net *(see page 14)*	$ (22)	$ (35)	$ (277)	$ (3)	$ (337)	$ (6)	$ (5)	$ (8)	$ —	$ (19)	94.4 %
Home Health average daily census	15,370	14,821	14,844	15,335	15,092	15,497	15,238	14,890	15,335	15,238	1.0 %
Hospice average daily census	920	1,033	1,169	1,257	1,096	1,302	1,337	1,411	1,386	1,359	24.0 %
Outpatient Therapy treatment codes	193,853	190,618	181,321	177,303	743,095	167,170	176,065	168,569	171,544	683,348	(8.0)%

(1) The Company adopted ASC 606 on January 1, 2018, which resulted in a decrease in resident fee revenue of $0.8 million, $1.7 million, $1.5 million and $2.9 million for the three months ended March 31, 2018, June 30, 2018, September 30, 2018 and December 31, 2018, respectively, and $6.9 million for the full year ended December 31, 2018, with a corresponding increase in facility operating expense and no net impact on Segment Operating Income.

12

G&A Expense & Transaction Costs

BROOKDALE SENIOR LIVING

($ in 000s)	2017					2018					YoY
	Q1	Q2	Q3	Q4	Full Year	Q1	Q2	Q3	Q4	Full Year	B(W)
G&A expense allocations [1]											
Senior Housing Owned Portfolio allocation	$ 16,808	$ 17,580	$ 16,326	$ 15,176	$ 65,890	$ 16,616	$ 14,924	$ 15,061	$ 14,641	$ 61,242	7.1 %
Senior Housing Leased Portfolio allocation	22,362	20,394	18,860	16,686	78,302	17,824	16,015	13,380	12,092	59,311	24.3%
Health Care Services allocation	7,225	7,128	7,091	7,630	29,074	7,113	6,990	6,629	8,587	29,319	(0.8%)
Management Services allocation	11,238	14,184	13,134	12,979	51,535	14,320	13,703	14,470	12,953	55,446	(7.6%)
Total allocations [1]	57,633	59,286	55,411	52,471	224,801	55,873	51,632	49,540	48,273	205,318	8.7%
Non-cash stock-based compensation expense	7,774	7,246	7,527	5,285	27,832	8,406	6,269	6,035	5,357	26,067	6.3%
Organizational Restructuring and Strategic Project Costs	153	558	841	1,261	2,813	12,431	2,413	1,734	2,532	19,110	(579.3%)
General and administrative expense	65,560	67,090	63,779	59,017	255,446	76,710	60,314	57,309	56,162	250,495	1.9%
Transaction Costs	7,593	3,339	1,992	9,649	22,573	4,725	2,593	1,487	175	8,980	60.2%
General and administrative expense and transaction costs	**$ 73,153**	**$ 70,429**	**$ 65,771**	**$ 68,666**	**$ 278,019**	**$ 81,435**	**$ 62,907**	**$ 58,796**	**$ 56,337**	**$ 259,475**	**6.7 %**

	2017					2018					YoY
	Q1	Q2	Q3	Q4	Full Year	Q1	Q2	Q3	Q4	Full Year	B(W)
Resident fee revenue	$1,016,927	$ 934,070	$ 922,892	$ 906,251	$3,780,140	$ 906,266	$ 895,969	$ 840,179	$ 806,797	$3,449,211	(8.8)%
Resident fee revenue under management	310,050	371,381	371,165	386,253	1,438,849	394,392	357,469	384,984	359,861	1,496,706	4.0%
Total (consolidated and under management)	$1,326,977	$1,305,451	$1,294,057	$1,292,504	$5,218,989	$1,300,658	$1,253,438	$1,225,163	$1,166,658	$4,945,917	(5.2)%
Allocated G&A Expense as a Percentage of Resident Fee Revenue (Consolidated and Under Management)											
G&A expense (excluding non-cash stock-based compensation expense, organizational restructuring and strategic project costs, and transaction costs)	4.3%	4.5%	4.3%	4.1%	4.3%	4.3%	4.1%	4.0%	4.1%	4.2%	10 bps
Non-cash stock-based compensation expense	0.6%	0.6%	0.6%	0.4%	0.5%	0.6%	0.5%	0.5%	0.5%	0.5%	0 bps
Organizational Restructuring and Strategic Project Costs	—%	—%	0.1%	0.1%	0.1%	1.0%	0.2%	0.1%	0.2%	0.4%	-30 bps
Transaction Costs	0.6%	0.3%	0.2%	0.7%	0.4%	0.4%	0.2%	0.1%	—%	0.2%	20 bps
G&A expense (including non-cash stock-based compensation expense, organizational restructuring and strategic project costs, and transaction costs)	**5.5%**	**5.4%**	**5.1%**	**5.3%**	**5.3%**	**6.3%**	**5.0%**	**4.8%**	**4.8%**	**5.2%**	**10 bps**

(1) G&A allocations are calculated using a methodology which the Company believes best matches the type of general and administrative cost with the community, segment, or portfolio. Some of the allocations are based on direct utilization and some are based on formulas such as unit proportion. G&A allocations presented herein exclude non-cash stock-based compensation expense and transaction, organizational restructuring, and strategic project costs.

13

Capital Expenditures

BROOKDALE SENIOR LIVING

($ in 000s, except for Community level capital expenditures, net, per weighted average unit)	2017 Q1	2017 Q2	2017 Q3	2017 Q4	2017 Full Year	2018 Q1	2018 Q2	2018 Q3	2018 Q4	2018 Full Year	YoY B(W)
Community level capital expenditures, including allocations [(1)]											
Senior Housing Owned Portfolio	$ 14,549	$ 17,493	$ 18,523	$ 33,403	$ 83,968	$ 19,474	$ 18,295	$ 16,126	$ 18,972	$ 72,867	13.2 %
Senior Housing Leased Portfolio	14,161	13,445	14,569	25,072	67,247	14,474	15,159	13,756	12,530	55,919	16.8 %
Health Care Services	22	35	277	3	337	6	5	8	—	19	94.4 %
Community level capital expenditures, net	28,732	30,973	33,369	58,478	151,552	33,954	33,459	29,890	31,502	128,805	15.0 %
Corporate capital expenditures	5,990	7,859	7,636	13,430	34,915	7,782	14,222	11,385	20,055	53,444	(53.1)%
Non-Development Capital Expenditures, net	**34,722**	**38,832**	**41,005**	**71,908**	**186,467**	**41,736**	**47,681**	**41,275**	**51,557**	**182,249**	**2.3 %**
Development Capital Expenditures, net	1,064	2,807	3,336	1,616	8,823	5,381	8,009	6,694	4,603	24,687	(179.8)%
Total capital expenditures, net	**$ 35,786**	**$ 41,639**	**$ 44,341**	**$ 73,524**	**$ 195,290**	**$ 47,117**	**$ 55,690**	**$ 47,969**	**$ 56,160**	**$ 206,936**	**(6.0)%**
Community level capital expenditures, net, per weighted average unit	$ 374	$ 437	$ 476	$ 864	$ 2,124	$ 510	$ 504	$ 487	$ 539	$ 2,039	4.0 %
Reconciliation to Additions to PP&E											
Total capital expenditures, net	$ 35,786	$ 41,639	$ 44,341	$ 73,524	$ 195,290	$ 47,117	$ 55,690	$ 47,969	$ 56,160	$ 206,936	(6.0)%
Add: Total lessor reimbursements	8,044	5,545	4,379	8,218	26,186	2,379	80	1,014	10,401	13,874	(47.0)%
Add: Change in related payables	5,098	(6,542)	1,754	(7,899)	(7,589)	17,096	(1,904)	(92)	(10,437)	4,663	(161.4)%
Additions to property, plant and equipment and leasehold intangibles, net	**$ 48,928**	**$ 40,642**	**$ 50,474**	**$ 73,843**	**$ 213,887**	**$ 66,592**	**$ 53,866**	**$ 48,891**	**$ 56,124**	**$ 225,473**	**(5.4)%**

(1) The Company updated its methodology for the allocations of community level capital expenditures during the third quarter of 2018. Prior period amounts of community level capital expenditures, net presented herein have been recast to conform to the new methodology.

14

Cash Lease Payments

BROOKDALE SENIOR LIVING

($ in 000s)	2017					2018					YoY
	Q1	Q2	Q3	Q4	Full Year	Q1	Q2	Q3	Q4	Full Year	B(W)
Operating Leases											
Facility lease expense	$ 88,807	$ 84,690	$ 84,437	$ 81,787	$ 339,721	$ 80,400	$ 81,960	$ 70,392	$ 70,542	$ 303,294	10.7 %
Less: Straight-line lease income	4,704	4,816	4,775	6,695	20,990	8,103	4,066	2,487	2,562	17,218	18.0 %
Add: Amortization of deferred gain	1,093	1,093	1,091	1,089	4,366	1,090	1,089	1,090	1,089	4,358	0.2 %
Cash operating lease payments	94,604	90,599	90,303	89,571	365,077	89,593	87,115	73,969	74,193	324,870	11.0 %
Capital and Financing Leases											
Interest expense: capital and financing lease obligations	$ 49,859	$ 32,228	$ 31,999	$ 26,578	$ 140,664	$ 22,931	$ 22,389	$ 20,896	$ 17,388	$ 83,604	40.6 %
Less: Non-cash interest expense on financing lease obligations	(6,156)	(3,865)	(3,939)	(3,784)	(17,744)	(3,383)	(3,063)	(2,705)	(1,743)	(10,894)	38.6 %
Add: Lease financing debt amortization	17,248	14,382	14,626	18,650	64,906	21,114	18,787	13,370	6,537	59,808	7.9 %
Cash capital and financing lease payments	60,951	42,745	42,686	41,444	187,826	40,662	38,113	31,561	22,182	132,518	29.4 %
Total cash lease payments [1]	**$ 155,555**	**$ 133,344**	**$ 132,989**	**$ 131,015**	**$ 552,903**	**$ 130,255**	**$ 125,228**	**$ 105,530**	**$ 96,375**	**$ 457,388**	**17.3 %**
Interest Expense Reconciliation to Income Statement											
Interest expense: capital and financing lease obligations	$ 49,859	$ 32,228	$ 31,999	$ 26,578	$ 140,664	$ 22,931	$ 22,389	$ 20,896	$ 17,388	$ 83,604	40.6 %
Less: Non-cash interest expense on financing lease obligations	(6,156)	(3,865)	(3,939)	(3,784)	(17,744)	(3,383)	(3,063)	(2,705)	(1,743)	(10,894)	38.6 %
Interest expense: capital and financing lease obligations - cash payments	43,703	28,363	28,060	22,794	122,920	19,548	19,326	18,191	15,645	72,710	40.8 %
Less: Interest income	(631)	(804)	(1,285)	(1,903)	(4,623)	(2,983)	(2,941)	(1,654)	(2,268)	(9,846)	113.0 %
Interest expense: debt	40,573	41,517	44,382	46,163	172,635	45,727	48,967	46,891	46,920	188,505	(9.2)%
Interest expense, net	83,645	69,076	71,157	67,054	290,932	62,292	65,352	63,428	60,297	251,369	13.6 %
Add: Amortization of deferred financing costs and debt premium (discount)	2,591	2,692	3,544	3,854	12,681	3,956	2,328	829	644	7,757	38.8 %
Add: Change in fair value of derivatives	46	39	74	15	174	(74)	217	10	250	403	(131.6)%
Add: Non-cash interest expense on financing lease obligations	6,156	3,865	3,939	3,784	17,744	3,383	3,063	2,705	1,743	10,894	38.6 %
Add: Interest income	631	804	1,285	1,903	4,623	2,983	2,941	1,654	2,268	9,846	113.0 %
Interest expense per income statement	**$ 93,069**	**$ 76,476**	**$ 79,999**	**$ 76,610**	**$ 326,154**	**$ 72,540**	**$ 73,901**	**$ 68,626**	**$ 65,202**	**$ 280,269**	**14.1 %**

(1) Includes cash lease payments of $13,839 and $10,962 (in thousands) for the years ended December 31, 2017 and 2018, respectively, for leases of corporate offices and information technology systems and equipment.

15

Unconsolidated Ventures

($ in 000s)	Year Ended December 31, 2017 Total	Q4 2018 Total	Q4 2018 CCRC Venture	Q4 2018 Other Ventures	Year Ended December 31, 2018 Total
Resident fee revenue	$ 1,354,444	$ 108,415	$ 106,482	$ 1,933	$ 792,923
Less: Facility operating expense	(946,477)	(82,138)	(80,812)	(1,326)	(591,568)
Less: General and administrative expense including management fees	(71,898)	(5,497)	(5,399)	(98)	(38,770)
Less: Facility lease expense	(727)	—	—	—	1,108
Adjusted EBITDA of Unconsolidated Ventures	**335,342**	**20,780**	**20,271**	**509**	**163,693**
Less: Interest expense, net	(130,468)	(6,256)	(5,916)	(340)	(65,236)
Add: Proceeds from entrance fees, net of refunds and amortization	35,535	5,047	5,047	—	25,462
Less: Other	1,221	(6)	1	(7)	1,359
Less: Community level capital expenditures, net	(100,621)	(15,430)	(15,396)	(34)	(69,180)
Adjusted Free Cash Flow of Unconsolidated Ventures	**$ 141,009**	**$ 4,135**	**$ 4,007**	**$ 128**	**$ 56,098**
Statistics					
Brookdale's weighted average unit ownership percentage (period end)	23.5%	50.3%	51.0%	18.3%	50.3%
Non-recourse debt principal of unconsolidated ventures as of period end	$ 2,783,650	$ 644,980	$ 619,718	$ 25,262	$ 644,980
Number of communities (period end)	168	18	16	2	18
Total Average Units	28,323	7,425	7,272	153	15,251
Weighted average occupancy	85.0%	85.7%	85.7%	87.5%	83.7%
RevPOR	$ 4,586	$ 5,205	$ 5,214	$ 4,808	$ 4,947
Brookdale's Proportionate Share of:					
Adjusted EBITDA of Unconsolidated Ventures	$ 69,856	$ 10,419	$ 10,338	$ 81	$ 52,559
Adjusted Free Cash Flow of Unconsolidated Ventures	$ 35,416	$ 2,048	$ 2,044	$ 4	$ 22,022
Debt principal of unconsolidated ventures as of period end	$ 594,250	$ 320,924	$ 316,056	$ 4,868	$ 320,924

16

Debt & Liquidity Debt Structure (1) As of December 31, 2018 ($ in 000s) Weighted Rate Fixed rate debt 4.97% Variable rate debt (2) 4.44% Total debt and line of credit 4.77% $1,107,413 $1,383,566 30.4% Balance (1) $2,256,614 38.0% $276,153 Total debt $ 3,640,180 62.0% 7.6% Fixed rate debt Total variable rate debt Variable rate debt with interest rate caps Variable rate debt- unhedged Total Liquidity ($ in 000s) $1,000,000 $872,634 $868,228 $800,000 $592,525 $514,443 $600,000 $510,061 $487,005 $458,565 $400,000 $146,628 $133,664 $413,122 $200,000 $358,191 $358,167 $340,377 $324,901 $179,403 $0 12/31/2017 03/31/2018 06/30/2018 (3) 09/30/2018 12/31/2018 Line of credit available to draw Cash and cash equivalents and marketable securities Total liquidity (available to draw + cash) (1) Includes the carrying value of mortgage debt, line of credit and other notes payable, but excludes capital and financing lease obligations. (2) Pertaining to variable rate debt, reflects a) market rates as of December 31, 2018 and b) applicable cap rates for hedged debt. (3) The Company paid off its $316.3 million convertible senior notes that matured in June 2018. 17

Debt Maturity & Leverage

BROOKDALE SENIOR LIVING

Debt Maturity Schedule
($ in 000s)



$2,100,000
$1,400,000
$700,000
$0
$294,426
$387,499
$333,392
$320,718
$274,335
$2,029,810
2019 (1)
2020
2021
2022
2023
Thereafter
Debt (2)

	Weighted Rate Debt (2)
2019	4.91%
2020	5.47%
2021	5.96%
2022	4.44%
2023	4.54%
Thereafter	4.50%
Total	**4.77%**

		Total Balance
Debt (2)	$	3,640,180

Leverage Ratios (3)
($ in 000s)

Year ended December 31, 2018			**Annualized Leverage**
Adjusted EBITDAR (4)	(A)	$ 862,551	
Less: Cash operating lease payments (*see page 15*)		(324,870)	
Adjusted EBITDA (4)		**537,681**	
Less: Cash capital and financing lease payments (*see page 15*)		(132,518)	
Adjusted EBITDA (4) **after cash capital and financing lease payments**	(B)	**$ 405,163**	
As of December 31, 2018			
Debt (2)		$ 3,640,180	
Line of credit			
Less: Cash and cash equivalents		(398,267)	
Less: Marketable securities		(14,855)	
Less: Cash and restricted cash held as collateral against existing debt		(280)	
Net Debt	(C)	**3,226,778**	**8.0x** (C/B)
Plus: Cash operating and capital and financing lease payments (*see page 15*) multiplied by 8		3,659,104	
Adjusted Net Debt	(D)	**$ 6,885,882**	**8.0x** (D/A)

(1) Includes $31.2 million of mortgage notes payable secured by assets held for sale. This debt will be either assumed by the prospective purchasers or be repaid with the proceeds from the sales.

(2) Includes mortgage debt and other notes payable, but excludes capital and financing leases and line of credit.

(3) Leverage ratios include results of operations of communities disposed of through sale or lease termination through the disposition date.

(4) Amounts exclude transaction and organizational restructuring costs of $28.1 million.

Important Note Regarding Non-GAAP Financial Measures. Adjusted EBITDAR, Adjusted EBITDA and Adjusted EBITDA after cash capital and financing lease payments (in each case excluding transaction, organizational restructuring and strategic project costs), Net Debt, and Adjusted Net Debt are financial measures that are not calculated in accordance with GAAP. See the definitions of such measures under "Definitions" below and important information regarding such measures, including reconciliations to the most comparable GAAP financial measures, under "Non-GAAP Financial Measures" below.

18

Net Asset Value Elements ($ in 000s and are for the year ended December 31, 2018 unless otherwise noted) Senior Housing: Owned Portfolio (1) Owned Portfolio Operating Income $ 471,857 Less: G&A Portfolio Allocation (2) (61,242) Owned Portfolio Operating Income (Adjusted to Include G&A Portfolio Allocation) $ 410,615 Net Debt as of December 31, 2018 (see page 18) $ 3,226,778 Total Average Units 33,051 Senior Housing: Leased Portfolio (1) Leased Portfolio Operating Income (Adjusted to Include G&A Portfolio Allocation) (2) $ 430,635 Total cash lease payments on leased portfolio (see page 15) $ (446,426) Proceeds from entrance fees, net of refunds and amortization $ 1,126 Total Average Units 30,119 Health Care Services Segment Operating Income (Adjusted to Include G&A Allocation) (2) $ 4,761 Management Services Segment Operating Income (Adjusted to Include G&A Allocation) (2) $ 16,540 Unconsolidated Ventures Brookdale's Proportionate Share of Adjusted EBITDA $ 52,559 Brookdale's Proportionate Share of non-recourse debt principal as of December 31, 2018 $ 320,924 Total Average Units 15,251 Brookdale's weighted average unit ownership percentage (period end) 50.3% Shares outstanding (excluding 5,756,435 unvested restricted shares) as of December 31, 2018 186,599,616 (1) Includes results of operations of communities disposed through sale or lease termination through the disposal date. (2) See page 13. G&A allocations presented on this page exclude non-cash stock-based compensation expense of $26,067 (in thousands) and transaction and organizational restructuring costs of $28,090 (in thousands) for the year ended December 31, 2018. 19

Definitions Adjusted EBITDA is a non-GAAP financial measure that the Company defines as net Combined Segment Operating Income is defined by the Company as resident fee income (loss) before provision (benefit) for income taxes; non-operating (income) and management fee revenue of the Company, less facility operating expenses. expense items; depreciation and amortization (including non-cash impairment Combined Segment Operating Income does not include general and administrative charges); (gain) loss on sale or acquisition of communities (including gain (loss) on expenses, transaction costs or depreciation and amortization. facility lease termination and modification); straight-line lease expense (income), net of amortization of (above) below market rents; amortization of deferred gain; non- Community Labor Expenses is a component of facility operating expense that cash stock-based compensation expense; and change in future service obligation. includes regular and overtime salaries and wages, bonuses, paid-time-off and holiday For purposes of the Company’s leverage ratios presented under “Debt Maturity & wages, payroll taxes, contract labor, employee benefits, and workers compensation. Leverage”, Adjusted EBITDA and Adjusted EBITDA after cash capital and financing Development Capital Expenditures means capital expenditures for community lease payments exclude transaction and organizational restructuring costs. expansions and major community redevelopment and repositioning projects, including the Company’s Program Max initiative, and the development of new Adjusted EBITDAR is a non-GAAP financial measure that the Company defines as communities. Amounts of Development Capital Expenditures are presented net of Adjusted EBITDA before cash operating lease payments. For purposes of the lessor reimbursements. Company’s leverage ratios presented under “Debt Maturity & Leverage”, Adjusted EBITDAR excludes transaction and organizational restructuring costs. Interest Coverage is calculated based on the trailing-twelve months Owned Portfolio Operating Income adjusted for 5% management fee and capital Adjusted Free Cash Flow is a non-GAAP financial measure that the Company defines expenditures at $350/unit, divided by the trailing-twelve months property level and as net cash provided by (used in) operating activities before: changes in operating corporate debt interest expense. assets and liabilities; gain (loss) on facility lease termination and modification; and distributions from unconsolidated ventures from cumulative share of net earnings; Lease Coverage is calculated based on the trailing-twelve months Leased Portfolio plus: proceeds from refundable entrance fees, net of refunds; and property insurance Operating Income, excluding resident fee revenue and facility operating expense of proceeds; less: lease financing debt amortization and Non-Development Capital communities disposed during such period adjusted for 5% management fee and Expenditures (next page). capital expenditures at $350/unit, divided by the trailing-twelve months cash lease payments for both operating leases and capital and financing leases, excluding cash Adjusted Net Debt is a non-GAAP financial measure that the Company defines as lease payments for leases of communities disposed during such period, corporate Net Debt, plus cash operating and capital and financing lease payments for the offices, and information technology systems and equipment. relevant period multiplied by 8. Leased Portfolio Operating Income is defined by the Company as resident fee Brookdale's Proportionate Share of Adjusted EBITDA of Unconsolidated revenues (excluding Health Care Services segment revenue), less facility operating Ventures is a non-GAAP financial measure calculated based on the Company’s equity expenses for the Company’s Senior Housing Leased Portfolio. Leased Portfolio ownership percentage and in a manner consistent with the Company’s definition of Operating Income does not include general and administrative expenses (unless Adjusted EBITDA for its consolidated entities. The Company’s investments in its otherwise noted), transaction costs or depreciation and amortization. unconsolidated ventures are accounted for under the equity method of accounting. Net Debt is a non-GAAP financial measure that the Company defines as the total of Brookdale’s Proportionate Share of Adjusted Free Cash Flow of its debt (mortgage debt and other notes payable) and the outstanding balance on Unconsolidated Ventures is a non-GAAP financial measure calculated based on the line of credit, less unrestricted cash, marketable securities, and cash held as the Company’s equity ownership percentage and in a manner consistent with the collateral against existing debt. Company’s definition of Adjusted Free Cash Flow for its consolidated entities. The Company’s investments in its unconsolidated ventures are accounted for under the equity method of accounting and, therefore, the Company’s proportionate share of Adjusted Free Cash Flow of unconsolidated ventures does not represent cash available to the Company’s consolidated business except to the extent it is distributed to the Company. 20

Definitions

Non-Development Capital Expenditures is comprised of corporate and community-level capital expenditures, including those related to maintenance, renovations, upgrades and other major building infrastructure projects for the Company's communities. Non-Development Capital Expenditures does not include capital expenditures for community expansions and major community redevelopment and repositioning projects, including the Company's Program Max initiative, and the development of new communities (i.e., Development Capital Expenditures). Amounts of Non-Development Capital Expenditures are presented net of lessor reimbursements.

Owned Portfolio Operating Income is defined by the Company as resident fee revenues (excluding Health Care Services segment revenue), less facility operating expenses for the Company's Senior Housing Owned Portfolio. Owned Portfolio Operating Income does not include general and administrative expenses (unless otherwise noted), transaction costs or depreciation and amortization.

RevPAR, or average monthly senior housing resident fee revenues per available unit, is defined by the Company as resident fee revenues, excluding Health Care Services segment revenue and entrance fee amortization, for the corresponding portfolio for the period, divided by the weighted average number of available units in the corresponding portfolio for the period, divided by the number of months in the period.

RevPOR, or average monthly senior housing resident fee revenues per occupied unit, is defined by the Company as resident fee revenues, excluding Health Care Services segment revenue and entrance fee amortization, for the corresponding portfolio for the period, divided by the weighted average number of occupied units in the corresponding portfolio for the period, divided by the number of months in the period.

Same Community information reflects historical results from senior housing operations for same store communities (utilizing the Company's methodology for determining same store communities).

Same Community Operating Income is defined by the Company as resident fee revenues (excluding Health Care Services segment revenue), less facility operating expenses (excluding hurricane and natural disaster expenses) for the Company's Same Community portfolio. Same Community Operating Income does not include general and administrative expenses, transaction costs or depreciation and amortization.

Segment Operating Income is defined by the Company as segment revenues less segment facility operating expenses. Segment Operating Income does not include general and administrative expenses (unless otherwise noted), transaction costs or depreciation and amortization. Management Services segment operating income excludes revenue for reimbursements for which the Company is the primary obligor of costs incurred on behalf of managed communities, and there are no facility operating expenses associated with the Management Services segment. See the Segment Information note to the Company's consolidated financial statements for more information regarding the Company's segments.

Senior Housing Leased Portfolio represents Brookdale leased communities and does not include owned, managed – 3rd party, or managed – venture communities.

Senior Housing Operating Income is defined by the Company as segment revenues less segment facility operating expenses for the Company's Independent Living, Assisted Living and Memory Care and CCRCs segments on an aggregate basis. Senior Housing Operating Income does not include general and administrative expenses, transaction costs or depreciation and amortization.

Senior Housing Owned Portfolio represents Brookdale owned communities and does not include leased, managed – 3rd party, or managed – venture communities.

Total Average Units represents the average number of units operated during the period.

Transaction, Organizational Restructuring, and Strategic Project Costs are general and administrative expenses. Transaction costs include third party costs directly related to acquisition and disposition activity, community financing and leasing activity, our assessment of options and alternatives to enhance stockholder value, and stockholder relations advisory matters, and are primarily comprised of legal, finance, consulting, professional fees and other third party costs. Organizational restructuring costs include those related to our efforts to reduce general and administrative expenses and our senior leadership changes, including severance and retention costs. Strategic project costs include costs associated with certain strategic projects related to refining our strategy, building out enterprise-wide capabilities (including the electronic medical records ("EMR") roll-out project) and reducing costs and achieving synergies by capitalizing on scale.

21

Appendix Consolidated Statements of Cash Flows 23 Non-GAAP Financial Measures 24 Freedom Village Bradenton Bradenton, FL 22

Consolidated Statements of Cash Flows

($ in 000s)

	2017 Q1	2017 Q2	2017 Q3	2017 Q4	2017 YTD	2018 Q1	2018 Q2	2018 Q3	2018 Q4	2018 YTD
Cash Flows from Operating Activities										
Net income (loss)	$ (126,361)	$ (46,337)	$ (413,929)	$ 15,021	$ (571,606)	$ (457,234)	$ (165,509)	$ (37,140)	$ 131,531	$ (528,352)
Adjustments to reconcile net income (loss) to net cash provided by operating activities:										
Debt modification and extinguishment costs	61	693	11,129	526	12,409	35	9	33	11,600	11,677
Depreciation and amortization, net	130,078	123,579	121,193	119,908	494,758	118,211	118,444	111,809	106,748	455,212
Goodwill and asset impairment	20,706	1,559	368,551	18,966	409,782	430,363	16,103	5,500	37,927	489,893
Equity in (earnings) loss of unconsolidated ventures	(981)	4,570	6,722	4,516	14,827	4,243	1,324	1,340	1,897	8,804
Distributions from unconsolidated ventures from cumulative share of net earnings	439	453	473	6,893	8,258	408	739	1,012	737	2,896
Amortization of deferred gain	(1,093)	(1,093)	(1,091)	(1,089)	(4,366)	(1,090)	(1,089)	(1,090)	(1,089)	(4,358)
Amortization of entrance fees	(1,198)	(832)	(427)	(444)	(2,901)	(501)	(336)	(383)	(450)	(1,670)
Proceeds from deferred entrance fee revenue	1,927	2,025	567	1,193	5,712	1,109	289	1,109	711	3,218
Deferred income tax provision (benefit)	83,310	(2,937)	(31,704)	(63,978)	(15,309)	15,037	(16,028)	(18,189)	(33,187)	(52,367)
Straight-line lease (income) expense	(4,704)	(4,816)	(4,775)	(6,695)	(20,990)	(8,103)	(4,066)	(2,487)	(2,562)	(17,218)
Change in fair value of derivatives	46	39	74	15	174	(74)	217	10	250	403
Loss (gain) on sale of assets, net	603	547	233	(20,656)	(19,273)	(43,431)	(23,322)	(9,833)	(216,660)	(293,246)
Loss on facility lease termination and modification, net	—	6,368	4,938	2,970	14,276	—	133,423	2,337	5,197	140,957
Non-cash stock-based compensation expense	7,774	7,246	7,527	5,285	27,832	8,406	6,269	6,035	5,357	26,067
Non-cash interest expense on financing lease obligations	6,156	3,865	3,939	3,784	17,744	3,383	3,063	2,705	1,743	10,894
Non-cash management contract termination gain	—	—	—	—	—	(2,242)	(2,834)	(573)	(3,075)	(8,724)
Other	(1,398)	(1,571)	(1,730)	(4,120)	(8,819)	(156)	—	2	(1,138)	(1,292)
Changes in operating assets and liabilities:										
Accounts receivable, net	3,556	8,401	(1,192)	1,982	12,747	3,488	7,468	(12,083)	(3,837)	(4,964)
Prepaid expenses and other assets, net	(8,630)	27,609	4,344	(1,353)	21,970	(24,807)	26,685	19,996	4,888	26,762
Trade accounts payable and accrued expenses	(51,627)	3,645	26,523	16,932	(4,527)	(21,370)	(36,245)	14,358	(17,246)	(60,503)
Tenant refundable fees and security deposits	(297)	82	(17)	(190)	(422)	(137)	(166)	(38)	(705)	(1,046)
Deferred revenue	8,406	664	(7,557)	(15,430)	(13,917)	12,426	(3,818)	(12,506)	4,816	918
Net cash provided by operating activities	66,773	133,759	93,791	84,036	378,359	37,964	60,620	71,924	33,453	203,961
Cash Flows from Investing Activities										
Change in lease security deposits and lease acquisition deposits, net	(420)	425	(416)	(1,702)	(2,113)	(2,015)	(947)	2,298	1,827	1,163
Purchase of marketable securities	—	(29,779)	(216,597)	(94,811)	(341,187)	—	—	—	(14,823)	(14,823)
Sale of marketable securities	—	—	—	50,000	50,000	118,273	155,000	20,000	—	293,273
Additions to property, plant and equipment and leasehold intangibles, net	(48,928)	(40,642)	(50,474)	(73,843)	(213,887)	(66,592)	(53,866)	(48,891)	(56,124)	(225,473)
Acquisition of assets, net of related payables and cash received	—	(400)	—	(4,796)	(5,196)	(27,330)	(243,990)	(451)	—	(271,771)
Investment in unconsolidated ventures	(185,971)	(195)	(1,434)	(11,417)	(199,017)	(8,434)	(430)	(82)	(178)	(9,124)
Distributions received from unconsolidated ventures	1,807	6,238	3,446	17,544	29,035	2,037	7,360	1,385	2,068	12,850
Proceeds from sale of assets, net	31,675	2,780	115	35,937	70,507	75,060	55,837	1,015	367,895	499,807
Property insurance proceeds	1,398	1,571	1,461	4,120	8,550	156	—	—	1,136	1,292
Other	696	251	15	13	975	—	1,393	187	—	1,580
Net cash (used in) provided by investing activities	(199,743)	(59,751)	(263,884)	(78,955)	(602,333)	91,155	(79,643)	(24,539)	301,801	288,774
Cash Flows from Financing Activities										
Proceeds from debt	34,455	58,116	1,200,476	14,158	1,307,205	30,168	249,751	—	327,002	606,921
Repayment of debt and capital and financing lease obligations	(52,273)	(36,931)	(869,499)	(95,458)	(1,054,161)	(44,001)	(422,266)	(35,679)	(394,798)	(896,744)
Proceeds from line of credit	—	—	100,000	—	100,000	—	200,000	—	—	200,000
Repayment of line of credit	—	—	(100,000)	—	(100,000)	—	(200,000)	—	—	(200,000)
Purchase of treasury stock	—	—	—	—	—	—	—	—	(4,256)	(4,256)
Payment of financing costs, net of related payables	(328)	(853)	(15,738)	(350)	(17,269)	(248)	(2,943)	(150)	(12,976)	(16,317)
Proceeds from refundable entrance fees, net of refunds	(902)	(652)	(687)	62	(2,179)	223	(171)	(368)	(106)	(422)
Payments for lease termination	—	(552)	—	—	(552)	—	(10,548)	(2,000)	—	(12,548)
Payments of employee taxes for withheld shares	(5,112)	(208)	(346)	(223)	(5,889)	(2,618)	(97)	(129)	(217)	(3,061)
Other	599	455	532	457	2,043	372	398	377	217	1,364
Net cash (used in) provided by financing activities	(23,561)	19,375	314,738	(81,354)	229,198	(16,104)	(185,876)	(37,949)	(85,134)	(325,063)
Net (decrease) increase in cash, cash equivalents and restricted cash	(156,531)	93,383	144,645	(76,273)	5,224	113,015	(204,899)	9,436	250,120	167,672
Cash, cash equivalents and restricted cash at beginning of year	277,322	120,791	214,174	358,819	277,322	282,546	395,561	190,662	200,098	282,546
Cash, cash equivalents and restricted cash at end of year	$ 120,791	$ 214,174	$ 358,819	$ 282,546	$ 282,546	$ 395,561	$ 190,662	$ 200,098	$ 450,218	$ 450,218

Reflects the retrospective adoption of ASU 2016-15 and 2016-18. Refer to page 24 for additional detail regarding the impact of ASU 2016-15. For ASU 2016-18, the Company identified that the inclusion of the change in restricted cash within the retrospective presentation of the statements of cash flows resulted in a (decrease) increase to the amount of net cash used in investing activities of ($0.6 million), ($1.1 million), ($4.6 million) and $7.4 million for the three months ended March 31, 2017, June 30, 2017, September 30, 2017 and December 31, 2017, respectively, and $1.1 million for the year ended December 31, 2017.

23

Non-GAAP Financial Measures This Supplemental Information contains financial measures utilized by management to evaluate the Company’s operating performance and liquidity that are not calculated in accordance with GAAP, including Adjusted EBITDA; the Company's Proportionate Share of Adjusted EBITDA of Unconsolidated Ventures; Adjusted EBITDAR, Adjusted EBITDA and Adjusted EBITDAR after cash lease payments (in each case excluding transaction, organizational restructuring and strategic project costs); Net Debt; Adjusted Net Debt; Adjusted Free Cash Flow; and the Company’s Proportionate Share of Adjusted Free Cash Flow of Unconsolidated Ventures, the Company’s definitions for which are included in the “Definitions” section above. These non-GAAP financial measures should not be considered in isolation from or as superior to or as a substitute for net income (loss), income (loss) from operations, net cash provided by (used in) operating activities, short-term debt, long-term debt, less current portion, current portion of long-term debt, or other financial measures determined in accordance with GAAP. Management uses these non-GAAP financial measures to supplement the Company’s GAAP results to provide a more complete understanding of the factors and trends affecting the business. Investors are urged to review the reconciliations set forth in this section of such non-GAAP financial measures to their most comparable GAAP financial measures and to review the information under “Reconciliation of Non-GAAP Financial Measures” in the Company’s earnings release dated February 13, 2019 for additional information regarding the Company’s use, and the limitations of, the Company’s non- GAAP financial measures. Investors are cautioned that amounts presented in accordance with the Company’s definitions of these non-GAAP measures may not be comparable to similar measures disclosed by other companies, because not all companies calculate such measures in the same manner. The Company adopted ASU 2016-15, Statement of Cash Flows - Classification of Certain Cash Receipts and Cash Payments ("ASU 2016-15") on January 1, 2018 and applied ASU 2016-15 retrospectively for all prior periods presented. Among other things, ASU 2016-15 provides that debt prepayment and extinguishment costs will be classified within financing activities in the statement of cash flows. The Company identified $7, $651, $10,556 and $481 (in thousands) of cash paid for debt modification and extinguishment costs which have been retrospectively classified as cash flows from financing activities, resulting in a corresponding increase to the amount of net cash provided by operating activities for each of the three months ended March 31, 2017, June 30, 2017, September 30, 2017 and December 31, 2017, respectively. The Company did not change its definition of Adjusted Free Cash Flow upon the adoption of ASU 2016-15. Following the adoption of ASU 2016-15, the amount of Adjusted Free Cash Flow reflects a $7, $651, $10,556 and $481 (in thousands) increase for each of the three months ended March 31, 2017, June 30, 2017, September 30, 2017 and December 31, 2017, respectively, and an $11,695 (in thousands) increase for the year ended December 31, 2017. 24

Non-GAAP Financial Measures (Continued)

BROOKDALE SENIOR LIVING

Adjusted EBITDA Reconciliation

($ in 000s)	2017					2018				
	Q1	Q2	Q3	Q4	YTD	Q1	Q2	Q3	Q4	YTD
Net income (loss)	**$ (126,361)**	**$ (46,337)**	**$ (413,929)**	**$ 15,021**	**$ (571,606)**	**$ (457,234)**	**$ (165,509)**	**$ (37,140)**	**$ 131,531**	**$ (528,352)**
Provision (benefit) for income taxes	84,028	(2,735)	(31,218)	(66,590)	(16,515)	15,585	(15,546)	(17,763)	(31,732)	(49,456)
Equity in (earnings) loss of unconsolidated ventures	(981)	4,570	6,722	4,516	14,827	4,243	1,324	1,340	1,897	8,804
Debt modification and extinguishment costs	61	693	11,129	526	12,409	35	9	33	11,600	11,677
Loss (gain) on sale of assets, net	603	547	233	(20,656)	(19,273)	(43,431)	(23,322)	(9,833)	(216,660)	(293,246)
Other non-operating income	(1,662)	(2,236)	(2,621)	(4,899)	(11,418)	(2,586)	(5,505)	17	(6,025)	(14,099)
Interest expense	93,069	76,476	79,999	76,610	326,154	72,540	73,901	68,626	65,202	280,269
Interest income	(631)	(804)	(1,285)	(1,903)	(4,623)	(2,983)	(2,941)	(1,654)	(2,268)	(9,846)
Income (loss) from operations	48,126	30,174	(350,970)	2,625	(270,045)	(413,831)	(137,589)	3,626	(46,455)	(594,249)
Depreciation and amortization	127,487	120,887	117,649	116,054	482,077	114,255	116,116	110,980	106,104	447,455
Goodwill and asset impairment	20,706	1,559	368,551	18,966	409,782	430,363	16,103	5,500	37,927	489,893
Loss on facility lease termination and modification, net	—	6,368	4,938	2,970	14,276	—	146,467	2,337	13,197	162,001
Straight-line lease (income) expense	(4,704)	(4,816)	(4,775)	(6,695)	(20,990)	(8,103)	(4,066)	(2,487)	(2,562)	(17,218)
Amortization of deferred gain	(1,093)	(1,093)	(1,091)	(1,089)	(4,366)	(1,090)	(1,089)	(1,090)	(1,089)	(4,358)
Non-cash stock-based compensation expense	7,774	7,246	7,527	5,285	27,832	8,406	6,269	6,035	5,357	26,067
Adjusted EBITDA	**$ 198,296**	**$ 160,325**	**$ 141,829**	**$ 138,116**	**$ 638,566**	**$ 130,000**	**$ 142,211**	**$ 124,901**	**$ 112,479**	**$ 509,591**

25

Non-GAAP Financial Measures (Continued) Adjusted EBITDAR; Adjusted EBITDA; and Adjusted EBITDA after cash capital and financing lease payments Reconciliations (excluding transaction and organizational restructuring costs) ($ in 000s) Year Ended December 31, 2018 Net income (loss) $ (528,352) Benefit for income taxes (49,456) Equity in loss of unconsolidated ventures 8,804 Debt modification and extinguishment costs 11,677 Gain on sale of assets, net (293,246) Other non-operating income (14,099) Interest expense 280,269 Interest income (9,846) Income (loss) from operations (594,249) Depreciation and amortization 447,455 Goodwill and asset impairment 489,893 Loss on facility lease termination and modification, net 162,001 Facility lease expense 303,294 Non-cash stock-based compensation expense 26,067 Transaction and organizational restructuring costs 28,090 Adjusted EBITDAR (excluding Transaction and Organizational Restructuring Costs) $ 862,551 Facility lease expense $ (303,294) Straight-line lease (income) expense (17,218) Amortization of deferred gain (4,358) Adjusted EBITDA (excluding Transaction and Organizational Restructuring Costs) $ 537,681 Interest expense: capital and financing lease obligations $ (83,604) Non-cash interest expense on financing lease obligations 10,894 Lease financing debt amortization (59,808) Adjusted EBITDA after cash capital and financing lease payments (excluding Transaction and Organizational Restructuring Costs) $ 405,163 26

Non-GAAP Financial Measures (Continued) Net Debt and Adjusted Net Debt Reconciliations ($ in 000s) As of December 31, 2018 Long-term debt (including current portion) $ 3,640,180 Line of credit Less: cash and cash equivalents (398,267) Less: marketable securities (14,855) Less: cash held as collateral against existing debt (280) Net Debt 3,226,778 Plus: trailing twelve months cash lease payments multiplied by 8 3,659,104 Adjusted Net Debt $ 6,885,882 Adjusted Net Debt to Adjusted EBITDAR (excluding Transaction and Organizational Restructuring Costs) 8.0x Net Debt to Adjusted EBITDA after cash capital and financing lease payments (excluding Transaction and Organizational Restructuring Costs) 8.0x 27

Non-GAAP Financial Measures (Continued)

BROOKDALE SENIOR LIVING

Adjusted Free Cash Flow Reconciliation

($ in 000s)	2017					2018				
	Q1	Q2	Q3	Q4	YTD	Q1	Q2	Q3	Q4	YTD
Net cash provided by operating activities	**$ 66,773**	**$ 133,759**	**$ 93,791**	**$ 84,036**	**$ 378,359**	**$ 37,964**	**$ 60,620**	**$ 71,924**	**$ 33,453**	**$ 203,961**
Net cash (used in) provided by investing activities	(199,743)	(59,751)	(263,884)	(78,955)	(602,333)	91,155	(79,643)	(24,539)	301,801	288,774
Net cash provided by (used in) financing activities	(23,561)	19,375	314,738	(81,354)	229,198	(16,104)	(185,876)	(37,949)	(85,134)	(325,063)
Net increase (decrease) in cash, cash equivalents and restricted cash	$ (156,531)	$ 93,383	$ 144,645	$ (76,273)	$ 5,224	$ 113,015	$ (204,899)	$ 9,436	$ 250,120	$ 167,672
Net cash provided by operating activities	**$ 66,773**	**$ 133,759**	**$ 93,791**	**$ 84,036**	**$ 378,359**	**$ 37,964**	**$ 60,620**	**$ 71,924**	**$ 33,453**	**$ 203,961**
Changes in operating assets and liabilities	48,592	(40,401)	(22,101)	(1,941)	(15,851)	30,400	6,076	(9,727)	12,084	38,833
Proceeds from refundable entrance fees, net of refunds	(902)	(652)	(687)	62	(2,179)	223	(171)	(368)	(106)	(422)
Lease financing debt amortization	(17,248)	(14,382)	(14,626)	(18,650)	(64,906)	(21,114)	(18,787)	(13,370)	(6,537)	(59,808)
Loss on facility lease termination and modification, net	—	—	—	—	—	—	13,044	—	8,000	21,044
Distributions from unconsolidated ventures from cumulative share of net earnings	(439)	(453)	(473)	(6,893)	(8,258)	(408)	(739)	(1,012)	(737)	(2,896)
Non-development capital expenditures, net	(34,722)	(38,832)	(41,005)	(71,908)	(186,467)	(41,736)	(47,681)	(41,275)	(51,557)	(182,249)
Property insurance proceeds	1,398	1,571	1,461	4,120	8,550	156	—	—	1,136	1,292
Adjusted Free Cash Flow	**$ 63,452**	**$ 40,610**	**$ 16,360**	**$ (11,174)**	**$ 109,248**	**$ 5,485**	**$ 12,362**	**$ 6,172**	**$ (4,264)**	**$ 19,755**

28

Non-GAAP Financial Measures (Continued)

BROOKDALE SENIOR LIVING

Brookdale's Proportionate Share of Adjusted EBITDA of Unconsolidated Ventures

For purposes of this presentation, amounts for each line item represent the aggregate amounts of such line items for all the Company's unconsolidated ventures.

($ in 000s)	2017					2018				
	Q1	Q2	Q3	Q4	YTD	Q1	Q2	Q3	Q4	YTD
Net income (loss)	**$ 8,118**	**$ (22,935)**	**$ (40,233)**	**$ (26,373)**	**$ (81,423)**	**$ (22,662)**	**$ (13,417)**	**$ (6,674)**	**$ (3,810)**	**$ (46,563)**
Provision for income taxes	263	327	323	292	1,205	234	209	64	6	513
Debt modification and extinguishment costs	13	16	80	21	130	(17)	135	13	1	132
(Gain) loss on sale of assets, net	(372)	189	20	11	(152)	(1,045)	3,885	—	—	2,840
Other non-operating income	(434)	(837)	(617)	(590)	(2,478)	(903)	(967)	(5)	—	(1,875)
Interest expense	26,391	35,304	36,119	34,035	131,849	26,827	23,182	12,849	7,555	70,413
Interest income	(703)	(750)	(783)	(804)	(3,040)	(757)	(809)	(830)	(949)	(3,345)
Income (loss) from operations	33,276	11,314	(5,091)	6,592	46,091	1,677	12,218	5,417	2,803	22,115
Depreciation and amortization	47,528	79,695	79,884	77,189	284,296	67,885	33,237	22,135	16,532	139,789
Goodwill and asset impairment	2	483	3,911	546	4,942	155	118	63	1,445	1,781
Straight-line lease expense (income)	—	8	4	1	13	4	4	—	—	8
Adjusted EBITDA of unconsolidated ventures	**$ 80,806**	**$ 91,500**	**$ 78,708**	**$ 84,328**	**$ 335,342**	**$ 69,721**	**$ 45,577**	**$ 27,615**	**$ 20,780**	**$ 163,693**
Brookdale's weighted average ownership percentage	21.2%	19.9%	21.3%	21.0%	20.8%	24.0%	31.0%	40.8%	50.1%	32.1%
Brookdale's proportionate share of Adjusted EBITDA of unconsolidated ventures	**$ 17,126**	**$ 18,219**	**$ 16,788**	**$ 17,723**	**$ 69,856**	**$ 16,749**	**$ 14,111**	**$ 11,280**	**$ 10,419**	**$ 52,559**

29

Non-GAAP Financial Measures (Continued)

Brookdale's Proportionate Share of Adjusted Free Cash Flow of Unconsolidated Ventures

For purposes of this presentation, amounts for each line item represent the aggregate amounts of such line items for all the Company's unconsolidated ventures.

($ in 000s)	2017					2018				
	Q1	Q2	Q3	Q4	YTD	Q1	Q2	Q3	Q4	YTD
Net cash provided by operating activities	**$ 59,924**	**$ 85,867**	**$ 62,054**	**$ 61,910**	**$ 269,755**	**$ 50,262**	**$ 47,510**	**$ 24,497**	**$ 22,818**	**$ 145,087**
Net cash used in investing activities	(1,144,115)	(26,408)	(16,476)	(26,550)	(1,213,549)	(14,642)	(15,746)	(14,623)	(15,478)	(60,489)
Net cash used in financing activities	1,145,059	(37,686)	(32,514)	(52,315)	1,022,544	(23,279)	(29,380)	(9,702)	(15,625)	(77,986)
Net increase (decrease) in cash, cash equivalents and restricted cash	$ 60,868	$ 21,773	$ 13,064	$ (16,955)	$ 78,750	$ 12,341	$ 2,384	$ 172	$ (8,285)	$ 6,612
Net cash provided by operating activities	**$ 59,924**	**$ 85,867**	**$ 62,054**	**$ 61,910**	**$ 269,755**	**$ 50,262**	**$ 47,510**	**$ 24,497**	**$ 22,818**	**$ 145,087**
Changes in operating assets and liabilities	2,086	(16,559)	(5,615)	6,904	(13,184)	1,119	(13,838)	7,163	4,195	(1,361)
Proceeds from refundable entrance fees, net of refunds	(4,365)	(5,028)	(6,309)	(1,664)	(17,366)	(6,712)	(3,323)	(2,500)	(7,448)	(19,983)
Non-development capital expenditures, net	(17,027)	(23,739)	(28,659)	(31,196)	(100,621)	(20,061)	(18,867)	(14,822)	(15,430)	(69,180)
Property insurance proceeds	393	834	614	584	2,425	901	634	—	—	1,535
Adjusted Free Cash Flow of Unconsolidated Ventures	**$ 41,011**	**$ 41,375**	**$ 22,085**	**$ 36,538**	**$ 141,009**	**$ 25,509**	**$ 12,116**	**$ 14,338**	**$ 4,135**	**$ 56,098**
Brookdale's weighted average ownership percentage	21.3%	19.1%	30.4%	32.9%	25.1%	22.8%	47.9%	58.2%	49.5%	39.3%
Brookdale's Proportionate Share of Adjusted Free Cash Flow of Unconsolidated Ventures	**$ 8,750**	**$ 7,920**	**$ 6,709**	**$ 12,037**	**$ 35,416**	**$ 5,824**	**$ 5,798**	**$ 8,352**	**$ 2,048**	**$ 22,022**

30

Brookdale Senior Living Inc. 111 Westwood Place, Suite 400 Brentwood, TN 37027 (615) 221-2250 www.brookdale.com